Exhibit 10.8

Nicholas Financial, Inc.

Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER

1ST CLASS AUTO SALES

1ST CLASS AUTOS

1ST FINANCIAL SERVICES

231 CAR SALES

247 AUTO SALES

31 W AUTO BROKERS INC

4 A AUTO SALES

4042 MOTORS LLC

5 POINTS AUTO MASTERS

60 WEST AUTO SALES LLC

72 WEST MOTORS LLC

81 MOTORS

A & M MOTOR COMPANY INC

A.R.J.’S AUTO SALES, INC

AAA AUTOMOTIVE LLC

AACC AUTO CAR SALES, INC

ABBY’S AUTOS, INC.

ABC AUTOTRADER LLC

ACCURATE MOTORCARS, INC

ACTION AUTO SALES INC

ACTION DIRECT USA

ACTION GM

ACTIVE DUTY AUTO, INC.

ACURA OF ORANGE PARK

ADAMSON FORD LLC

ADRIAN DODGE CHRYSLER JEEP

ADVANCED AUTO BROKERS, INC.

ADVANCED AUTO SALES LLC

ADVANTAGE CHRYSLER PLYM DODGE

ADVANTAGE FORD OF STUART, INC

ADVANTAGE USED CARS

AFFINITY AUTOMOTIVE REPAIRS &

AFFORDABLE AUTOS

AFFORDABLE MOTORS

AFFORDABLE RENTAL SALES

AFFORDABLE USED CARS & TRUCKS

AIR CITY MOTORS

AIRPORT CHRYSLER DODGE JEEP

AJ’S AUTO

AL HENDRICKSON TOYOTA

ALAN JAY TOYOTA

ALFA MOTORS

ALL ABOUT AUTO’S INC

ALL AMERICAN AUTO MART

ALL CREDIT CAR SALES LLC

ALL PRO AUTO GROUP, LLC

ALL SEASONS AUTO SALES

ALL STAR DODGE CHRYSLER JEEP

ALL STAR MOTORS INC

ALLAN VIGIL FORD

ALLEN TURNER AUTOMOTIVE

ALTECH CARS LTD

ALTERNATIVES

AMBAR MOTORS, INC.

AMERICAN PUBLIC AUTO AUCTION

AMERIFIRST AUTO CENTER, INC.

AMG COLLECTION, INC.

AMS CARS

ANDERSON AUTOMOTIVE GROUP INC

ANDY CHEVROLET COMPANY

ANDY MOHR BUICK PONTIAC GMC

ANDY MOHR CHEVROLET, INC.

ANDY MOHR FORD, INC.

ANDY MOHR NISSAN, INC.

ANDY MOHR TOYOTA

ANSWER ONE MOTORS

ANTHONY PONTIAC GMC BUICK INC

ANTWERPEN CHRYSLER JEEP

ANTWERPEN NISSAN, INC.

ANY CREDIT AUTO SALES LLC

APPROVAL AUTO CREDIT INC.

AR MOTORSPORTS INC

ARB WHOLESALE CARS INC

ARC AUTO LLC

ARCADIA CHEVROLET

ARCH ABRAHAM NISSAN LTD

ARES FINANCIAL SERVICES LLC

ARLINGTON TOYOTA INC.

ASHEBORO NISSAN, INC

ASHLEY RIDGE AUTO LLC

ASTRO LINCOLN MERCURY, INC.

ATCHINSON FORD SALES

ATHENS AUTO SALES

ATL AUTOS .COM

ATLANTA BEST USED CARS LLC

ATLANTA LUXURY MOTORS

ATLANTA LUXURY MOTORS INC

ATLANTA SPORTS & IMPORTS

ATLANTIC COAST AUTOS

ATLANTIS RENT A CAR AND

AUCTION DIRECT AUTO WHOLESALE

AUCTION DIRECT USA

AUTO ADVANTAGE AUTO SALES LLC

AUTO AMERICA

AUTO BANK, INC.

AUTO BRITE AUTO SALES

AUTO CITY

AUTO CLUB OF MIAMI

AUTO COUNTRY LLC

AUTO DEPOT LLC

AUTO DIRECT

AUTO DIRECT COLUMBUS OH

AUTO DIRECT PRE-OWNED

AUTO EXPECTATIONS LLC

AUTO HAUS

AUTO HOUSE OF SALISBURY INC

AUTO LINE, INC.

AUTO MARKET, INC.

AUTO MART, INC.

AUTO MAX

AUTO PARK CORPORATION

AUTO PLAZA

AUTO PLAZA FORD

AUTO PLAZA USA

AUTO PLEX OF ST LOUIS

AUTO PLUS OF SMITHVILLE LLC

AUTO POINT USED CAR SALES

AUTO PROFESSIONAL CAR SALES

AUTO RANCH INC

AUTO RITE, INC

AUTO SEARCH ONE INC

AUTO SELECT

AUTO SPORT, INC.

AUTO SPOT ORLANDO

AUTO TECH LLC

AUTO TECH SERVICE CENTER

AUTO WISE AUTO SALES

AUTO WISE OF SHELBYVILLE

AUTO WORLD

AUTODRIVE, LLC

AUTOHOUSE, US

AUTOMAX

AUTOMAX AUTO SALES INC

AUTOMOTIVE ALTERNATIVE, LLC

AUTOMOTIVE CONNECTION

AUTOPLEX IMPORT

AUTOPLEX, LLC

AUTOQUICK, INC.

AUTORAMA PREOWNED CARS

AUTOS DIRECT INC

AUTOVILLE, USA

AUTOWAY FORD OF BRADENTON

AUTOWAY FORD OF ST PETE

AUTOWAY HONDA ISUZU

AUTOWISE LLC

AUTOWORLD USA

AVIN ENTERPRISES, INC,

AXELROD PONTIAC

B & B TRUCK CORRAL

B & W MOTORS

BACHMAN AUTO GROUP, INC.

BAKARS INC

BALDWIN AUTOMOTIVE LLC

BALLAS BUICK GMC

BALTIMORE WASHINGTON AUTO

BANK AUTO SALES

BARBERSHOP IMPORTS

BARBIES AUTOS CORPORATION

BARGAIN SPOT CENTER

BARRETT & SONS USED CARS

BARTOW FORD COMPANY

BARTS CAR STORE INC

BASELINE AUTO SALES, INC.

BASIC AUTO SALES

BAY PINES AUTO SALES

BEASLEY-CROSS PRE OWNED INC

BECK CHRYSLER, PONTIAC, DODGE,

BEDFORD AUTO WHOLESALE

BEDFORD FORD LINCOLN MERCURY

BEDFORD NISSAN INC

BELL’S AUTO SALES

BEN DAVIS CHEVROLET OLDSMOBILE

BEN MYNATT NISSAN

BEREA AUTO MALL

BERGER CHEVROLET

BERMANS AUTOMOTIVE, INC.

BESSEMER AL AUTOMOTIVE LLC

BEST AUTO INC

BEST BUY AUTO SALES INC

BEST BUY AUTOS OF GULF BREEZE

BEST BUY MOTORS

BEST DEAL AUTO SALES

BEST DEAL AUTO SALES INC

BEST DEALS ON WHEELS AUTO

BICKEL BROTHERS AUTO SALES INC

BIG A’S AUTO SALES

BIG BLUE AUTOS, LLC

BIG BOYS TOYS FLORIDA LLC

BIG JOHNS CARZ AN TRUCKS

BIG O DODGE OF GREENVILLE, INC

BIGELOW AUTO CENTER

BILL BLACK CHEVROLET,

BILL BRANCH CHEVROLET

BILL BRYAN CHRYSLER DODGE JEEP

BILL BUCK CHEVROLET, INC

BILL ESTES CHEVROLET

BILL MARINE FORD INC

BILL ROBERTS THUNDER ROAD

BILL THOMPSON’S AUTO AGENCY LL

BILLS & SON AUTO SALES INC

BILLS AUTO SALES & LEASING,LTD

BILLY RAY TAYLOR AUTO SALES

BILTMORE MOTOR CORP.

BIRMINGHAM WHOLESALE AUTO LLC

BLACKWELL MOTORS INC

BLOOMINGTON AUTO CENTER

BLOSSOM CHEVROLET, INC.

BLUE BOOK CARS

BLUE PARROT AUTO SALES LLC

BOB BELL CHEV NISSAN, INC.

BOB BELL FORD

BOB CALDWELL DODGE COUNTRY INC

BOB DANCE HYUNDAI

BOB DANCE KIA

BOB DANIELS BUICK

BOB KING MITSUBISHI

BOB MAXEY LINCOLN-MERCURY

BOB MONTGOMERY CHEVROLET, INC.

BOB PFORTE MOTORS

BOB ROHRMAN’S INDY SUZUKI

BOB STEELE CHEVROLET INC.

BOBB SUZUKI

BOBBY LAYMAN CHEVROLET, INC.

BOBBY MURRAY TOYOTA

BOBBY WOOD CHEVROLET

BOOMERS TRUCKS & SUVS LLC

BORCHERDING ENTERPRISE, INC

BOWDEN MOTORS INC

BOYD’S AUTO SALES

BRADENTON AUTO DIRECT

BRADLEY CHEVROLET, INC.

BRAD’S USED CARS

BRAMLETT PONTIAC INC

BRANDON HONDA

BRANDON MITSUBISHI

BRANDT AUTO BROKERS

BRANIS MOTORS, INC

BRANNON HONDA

BRECKENRIDGE MOTORS EAST LLC

BREMEN MOTORS

BROADWAY AUTO SALES & SERVICE

BRONDES FORD, INC

BROTHER’S AUTO SALES

BRYANT USED CARS

BUCKEYE FORD LINCOLN MERC OF O

BUCKEYE FORD MERCURY, INC.

BUCKEYE NISSAN, INC.

BUDDY STASNEY’S BUICK PONTIAC

BUDS AUTO SALES

BUGS TOY STORE

BURCHETT FORD LINCOLN MERCURY

BURNS CHEVROLET, INC

BUSH AUTO PLACE

BUTLER MOTOR CO. INC

BUY HERE AUTOS

BUY RIGHT AUTO SALES INC

BUY RIGHT AUTOS INC

BUY RITE MOTORS LLC

BUZZ KARZ LLC

BYERLY FORD-NISSAN, INC

BYERS DELAWARE

C & C MOTORS

C & F IMPORTS INC

C.W. MOTORS INC

CADILLAC SAAB OF ORANGE PARK

CALDERONE CAR AND TRUCK

CALVARY CARS & SERVICE, INC

CAMPBELL MOTORS, INC.

CAPEHARTS WHOLESALE

CAPITAL AUTO BROKERS

CAPITAL AUTOMOTIVE SALES

CAPITAL CITY IMPORTS

CAPITAL MOTORS

CAPITOL AUTO

CAR CENTRAL

CAR COLLECTION INC

CAR COLLECTION OF TAMPA INC.

CAR COLLECTION, INC.

CAR CONNECTION

CAR CREDIT INC

CAR DEALZ

CAR FINDERS, LLC

CAR MARKET LLC

CAR ONLINE LLC

CAR SOURCE, LLC.

CAR STAR

CAR STORE

CAR TOWN KIA USA

CAR VENUE LLC

CAR ZONE

CAREY PAUL HONDA

CARL GREGORY CHRYSLER-DODGE-

CARMART LLC

CARMASTERS OF ARLINGTON

CARMEAN AUTO GROUP LLC

CAROLINA AUTO EXCHANGE

CAROLINA HYUNDAI OF FORT MILL

CAROLINA MOTORCARS

CAROLINA NISSAN INC.

CARPORT SALES & LEASING, INC.

CARRIAGE KIA

CARRIAGE MITSUBISHI

CARRIAGE NISSAN

CARROLLTON MOTORS

CARS & CREDIT OF FLORIDA

CARS & TRUCKS

CARS 4 U

CARS AND CARS, INC.

CARS OF SARASOTA LLC

CARS TO GO AUTO SALES AND

CARSMART

CARSMART, INC.

CARTER & ANDERSON MOTORSPORTS

CARZ, INC.

CASCADE AUTO GROUP, LTD

CASH AUTO SALES LLC

CASTLE USED CARS

CASTRIOTA CHEVROLET GEO INC.

CAVALIER AUTO SALES INC

CAVIAR DREAMS LLC

CBS QUALITY CARS, INC.

CENTERVILLE AUTO MART

CENTRAL 1 AUTO BROKERS

CENTRAL PONTIAC INC.

CENTRAL RALEIGH AUTO SALES

CENTURY BUICK

CENTURY SALES INC

CHAMPION AUTO FINANCE

CHAMPION BUICK GMC INC

CHAMPION CHEVROLET INC

CHAMPION CHRYSLER JEEP DODGE

CHAMPION OF DECATUR, INC.

CHAMPION PREFERRED AUTOMOTIVE

CHARLES BARKER PREOWNED OUTLET

CHESTATEE FORD INC

CHEVROLET BUICK OF QUINCY INC.

CHRIS LEITH CHEVROLET

CHRIS LEITH DODGE

CHRIS MYERS PONTIAC, GMC, INC

CHRIS SPEARS PRESTIGE AUTO

CHRYSLER JEEP OF DAYTON

CHUCK CLANCY DODGE CHRYSLER

CHUCK REYNOLDS CAR COMPANY INC

CINCINNATI USED AUTO SALES

CINCY IMPORTS

CIRCLE CITY ENTERPRISES, INC.

CITY AUTO BROKERS

CITY AUTO SALES

CITY CHEVROLET

CITY HYUNDAI

CITY KIA

CITY MITSUBISHI

CITY TO CITY AUTO SALES, LLC

CITY VIEW AUTO SALES

CJ’S AUTO STORE

CLASSIC BUICK OLDSMOBILE

CLASSIC CHEVROLET BMW

CLASSIC FORD

CLASSIC FORD LINCOLN MERCURY

CLASSIC MAZDA

CLASSIC NISSAN OF

CLASSIC TOYOTA

CLASSY CYCLES

CLEARWATER CARS INC

CLEARWATER TOYOTA

CLINTON FAMILY FORD

CLOVERHILL MOTORS

COAST TO COAST AUTO SALES

COASTAL AUTO GROUP INC. DBA

COASTAL AUTOMOTIVE INC

COASTAL CHEVROLET, INC.

COCONUT CREEK HYUNDAI

COGGIN HONDA

COGGIN NISSAN AT THE AVENUES

COLONIAL KIA

COLONIAL PONTIAC

COLUMBUS AUTO RESALE, INC

COMBS AUTO SALES

COMPASS AUTO DEALER LLC

CONEXION AUTO SALES

CONWAY HEATON INC

COPPUS MOTORS—CHRYSLER,JEEP

CORAL PALM AUTO SALES

CORAL SPRINGS OLDSMOBILE, INC

CORAL WAY AUTO SALES INC

CORLEW CHEVROLET CADILLAC OLDM

COUCH MOTORS LLC

COUGHLIN AUTOMOTIVE OF

COUGHLIN AUTOMOTIVE- PATASKALA

COUGHLIN CHEVROLET OF

COUGHLIN FORD OF CIRCLEVILLE

COUGHLIN LONDON AUTO INC

COUNTRY HILL MOTORS INC

COUNTRYSIDE FORD OF CLEARWATER

COURTESY CHRYSLER JEEP DODGE

COURTESY FORD

COURTESY NISSAN

COX AUTO SALES, LLC

COX CHEVROLET INC

CRAIG & BISHOP, INC.

CRAIG & LANDRETH INC

CRAMER HONDA OF VENICE

CRAMER TOYOTA OF VENICE

CREDIT AUTO SALES INC

CREDIT CARS SALES

CREDIT UNION REMARKETING

CRESCENT FORD, INC

CRESTMONT CADILLAC

CRESTMONT HYUNDAI, LLC

CRM MOTORS, INC.

CRONIC CHEVROLET, OLDSMOBILE-

CROSS AUTOMOTIVE

CROSSROADS AUTO SALES INC

CROSSWALK AUTO

CROWN AUTO DEALERSHIPS INC.

CROWN CHRYSLER JEEP, INC.

CROWN HONDA

CROWN KIA

CROWN NISSAN

CRUISER AUTO SALES

CSA IMPORTS LLC DBA COGGIN

CURRIE MOTORS DRIVERS EDGE

CURRY HONDA

D & D MOTORS, INC.

DAN CUMMINS CHV BUICK PONTIAC

DAN TOBIN PONTIAC BUICK GMC

DAN TUCKER AUTO SALES

DAN’S AUTO SALES, INC

DARCARS WESTSIDE PRE-OWNED

DAVE GILL PONTIAC GMC

DAVE SINCLAIR LINCOLN

DAVID SMITH AUTOLAND, INC.

DAVID’S CARS

DAYS AUTO SALES INC

DAY’S AUTO SALES, LLC

DAY’S CHEVROLET

DAYTON ANDREWS DODGE

DAYTON ANDREWS INC.

DAYTONA DODGE

DEACON JONES AUTO PARK

DEALS ON WHEELS

DEALS ON WHEELS AUTO MART

DEALS ON WHEELS, INC.

DEALZ AUTO TRADE

DEAN SELLERS, INC.

DECENT RIDE.COM

DEECO’S AUTO SALES INC

DEER FORD

DEGEAR & ASSOC INC

DELRAY IMPORTS, INC

DENNIS AUTO POINT

DETROIT II AUTO FINANCE

DETROIT II AUTOMOBILES, INC

DEWEY BARBER CHEVROLET

DIANE SAUER CHEVROLET, INC.

DICK MASHETER FORD, INC.

DICK SCOTT NISSAN, INC.

DICK SMITH MUTSUBISHI

DIMMITT CHEVROLET

DIRECT AUTO BROKERS INC

DIRECT AUTO EXCHANGE, LLC

DIRECT SALES & LEASING

DISCOUNT AUTO BROKERS

DISCOUNT AUTO SALES

DISCOVERY AUTO SALES

DIVINE AUTO SALES

DIXIE IMPORT INC

DIXIE WAY MOTORS INC

DNH AUTO

DOJ AUTO DEALERSHIP

DOLLARS PLUS CAR II

DOMESTIC ACQUISITIONS

DON BROWN CHEVROLET, INC.

DON HINDS FORD, INC.

DON JACKSON CHRYSLER DODGE

DON JACKSON IMPORTS CARS INC

DON JENKINS CAROLINA FORD

DON MOORE CHEVROLET CADILLAC

DON REID FORD INC.

DON SEELYE DAEWOO

DON SITTS AUTO SALES INC

DONS AUTOMOTIVE GROUP LLC

DORAL CARS OUTLET

DORAL LINCOLN MERCURY LLC

DOTSON BROS CHRYS DODGE PLYM

DOWN HOME MOTORS LLC

DOWNEY & WALLACE AUTO SALES

DOWNTOWN FORD LINCOLN

DOWNTOWN MOTORS

DRAKE MOTOR COMPANY

DREAMS AUTO SALES

DRIVE NOW AUTO SALES

DRIVE SOURCE

DRIVER SEAT AUTO SALES LLC

DRIVERIGHT AUTO SALES, INC.

DRIVEWAYCARS.COM

DRY RIDGE TOYOTA

DUBLIN CADILLAC NISSAN GMC

DUGAN CHEVROLET PONTIAC

DUKE IMPORTS, INC.

DUNN CHEVROLET OLDS INC.

DUVAL ACURA

DUVAL MAZDA AT THE AVENUES

E & R AUTO SALES INC

E AUTOMOTIVE INTERNATIONAL LLC

EAGLE AUTO STORE INC

EAGLE ONE AUTO SALES

EARL TINDOL FORD, INC.

EAST ANDERSON AUTO SALES

EAST CHARLOTTE NISSAN

EAST COAST SPORTS AND IMPORTS

ECONOMIC AUTO SALES INC

ECONOMY RENT A CAR & SALES INC

ED NAPLETON OAK LAWN IMPORTS

ED SCHMID FORD INC

ED SCHMIDT AUTOMOTIVE GROUP

ED TILLMAN AUTO SALES

ED TOMKO CHRYSLER JEEP DODGE

ED VOYLES HONDA

ED VOYLES HYUNDAI

EDDIE AUTO BROKERS

EDDIE CRAIGS EXPRESS

EDGE MOTORS

EDMORSE HONDA

EDWARDS CHEVROLET CO

EJ’S AUTO WORLD, INC.

EJ’S QUALITY AUTO SALES, INC.

ELAM’S AUTO SALES

ELITE AUTO GROUP

ELITE AUTO SERVICES LLC

ELITE CAR CONNECTION INC

ELITE CAR OUTLET INC

ELITE CAR SALES WEST INC

ELITE JEEPS INC

ELITE MOTORCARS

ELITE MOTORS INC

ELYRIA FORD

EMPIRE AUTOMOTIVE GROUP

ENCORE MOTORCARS OF SARASOTA

ENGLISH CARRIAGE

ENON AUTO SALES

ENTERPRISE

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE LEASING CO. OF ORL.

ENTERPRISE LEASING COMPANY

ENTERPRISE LEASING COMPANY

EQUALITY AUTO BROKERS INC

ERNEST MOTORS, INC.

ERNIE PATTI AUTO LEASING &

EVEREST AUTOMOTIVE GROUP, INC

EVERYDAY AUTO SALES

EVOLUTION AUTO SALES LLC

EXCLUSIVE CARZ AND AUTO

EXCLUSIVE MOTORCARS LLC

EXECUTIVE AUTO SALES

EXPRESS AUTO SALES

EXTREME AUTO LLC

EXTREME DODGE DODGE TRUCK

EXTREME IMPORTS

EZ AUTO & TRUCK PLAZA II INC

FACTORY DIRECT AUTO

FAIRLANE FORD SALES, INC.

FAIRWAY FORD

FALLS CAR COLLECTION

FAMILY SALES LLC

FANELLIS AUTO

FANNIN LINC, MERC, TOY,

FANTASY AUTOMOTIVES

FARM & RANCH AUTO SALES INC.

FBC AUTOMOTIVE LTD

FENWICK MOTORS

FERMAN CHEVROLET

FIAT OF SOUTH ATLANTA

FIERGE BROS AUTO SALES

FIRKINS C.P.J.S.

FIRKINS NISSAN

FIRST CHOICE AUTO

FIRST CHOICE AUTOMOTIVE INC

FIRST STOP AUTO SALES

FITZGERALD MOTORS, INC.

FIVE STAR CAR SALES, INC.

FIVE STAR CHEVROLET CADILLAC

FLAMMER FORD OF SPRINGHILL

FLEET STREET REMARKETING

FLORENCE AUTO MART INC

FLORIDA AUTO CONNECTION LLC

FLORIDA AUTO EXCHANGE

FLORIDA CARS OF TAMPA BAY INC

FLORIDA GULF COAST, LLC

FLORIDA SELECT PREOWNED

FLOW HONDA

FLOWERS AUTOMOTIVE LLC

FLOWERS HONDA

FOLGER AUTOMOTIVE, LLC

FORD MIDWAY MALL, INC.

FORD OF MURFREESBORO

FOREIGN CARS ITALIA OF

FORT MYERS TOYOTA INC.

FORT WAYNE CREDIT CONNECTION I

FORT WAYNE NISSAN INFINITI

FORT WAYNE TOYOTA/LEXUS OF

FOUNTAIN AUTO MALL

FOX AUTO SALES

FRANK LETA AUTOMOTIVE OUTLET

FRANK MYERS AUTO SALES, INC

FRANKIES AUTO SALES

FRANKLIN FAMILY CHEVY BUICK GM

FREEDOM DODGE CHRYSLER JEEP

FREEDOM FORD, INC.

FRIDAY’S AUTO SALES, INC.

FRIENDLY FINANCE AUTO SALES

FRIENDLY KIA & ISUZU

FRITZ ASSOCIATES

FRONTLINE AUTO SALES

FUCCILLO KIA OF CAPE CORAL

FULTONDALE AUTO SALES

FUTURE AUTOMOTIVE LLC

G & M MOTORS

GAINESVILLE DODGE

GALEANA CHRYSLER PLYMOUTH

GANLEY BEDFORD IMPORTS INC

GANLEY CHEVROLET, INC

GANLEY CHRYSLER JEEP DODGE INC

GANLEY EAST, INC

GANLEY LINCOLN MERCURY

GANLEY, INC

GARLAND NISSAN LLC

GARY MATHEWS CHRYSLER DODGE

GARY YEOMANS FORD

GASTONIA NISSAN, INC

GATES CHEV PONT GMC BUICK

GATES NISSAN, LLC

GATEWAY MOTORS OF TAMPA

GATOR CHRYSLER-PLYMOUTH, INC.

GATORLAND KIA

GENE GORMAN & ASSOC. INC. DBA

GEN-X CORP

GEOFF ROGERS AUTOPLEX

GEORGES ENTERPRISES, INC.

GEORGIA AUTO BROKERS

GEORGIA MOTORS

GERMAIN FORD

GERMAIN HONDA

GERMAIN OF SARASOTA

GERMAIN TOYOTA

GERMAIN TOYOTA

GERRY WOOD HONDA

GETTEL NISSAN INC

GLADDING CHEVROLET, INC.

GLENBROOK DODGE, INC.

GLOBAL WHOLESALE MOTOR CO, INC

GOLDEN OLDIES

GOOD MOTOR COMPANY

GOOD MOTOR COMPANY LLC

GOOD SAM MOTORS INC

GOODMAN CHEV OLDS CAD NISSAN

GORDON CHEVROLET, INC.

GRANT MOTORS CORP.

GREAT BRIDGE AUTO SALES

GREAT INVESTMENT MOTORS

GREAT LAKES CHEVROLET BUICK

GREAT LAKES HYUNDAI, INC.

GREEN FORD, INC

GREENBRIER DODGE OF CHES, INC.

GREENE FORD COMPANY

GREENLIGHT MOTORS, LLC

GREEN’S TOYOTA

GREENWAY FORD, INC

GREG SWEET CHEVY BUICK OLDS

GREG SWEET FORD INC

GRIFFIN FORD SALES, INC.

GRIFFIN MOTOR CO, INC

GROGANS TOWNE CHRYSLER

GROTE AUTOMOTIVE INC

GROUPCAR LLC

GROVER & SONS MOTOR SALES LLC

GSA AUTO SALES

GTR MOTORS

GULF ATLANTIC WHOLESALE INC

GULF COAST AUTO BROKERS, INC.

GUS MACHADO FORD, INC.

GWINNETT PLACE NISSAN

GWINNETT SUZUKI

H & H AUTO SALES

H E MCGONIGAL INC

HAASZ AUTO MALL, LLC

HAIMS MOTORS INC

HALEY FORD

HALEY TOYOTA OF RICHMOND

HALLEEN KIA

HALO AUTOSPORTS

HAPPY AUTO MART

HARBOR CITY AUTO SALES, INC.

HARDIE’S USED CARS, LLC

HARDY CHEVROLET

HAROLD CHEVROLET BUICK, INC.

HARPER AUTO SALE, LLC

HATCHER’S AUTO SALES

HAWK FORD OF OAK LAWN

HAWKINSON NISSAN LLC

HAWLEY MOTOR SALES, INC

HAYDOCY PONTIAC-GMC TRUCK INC

HEATH MOTORSPORTS

HEATHS TOYS AUTO SALES

HEBRON AUTO SALES

HELLER CAR COMPANY, INC

HENDRICK CHRYSLER JEEP

HENDRICK HONDA

HENDRICK HONDA

HENNESSY MAZDA PONTIAC

HENNESSY MAZDA PONTIAC GMC

HERB ADCOX CHEVROLET COMPANY

HERITAGE CADILLAC-OLDS, INC.

HIBDON MOTOR SALES

HICKS MOTORS LLC

HIDY MOTORS INC/DBA HIDY HONDA

HIESTER PREOWNED CLEARANCE CTR

HIGHLINE IMPORTS, INC.

HILL NISSAN INC

HILLMAN MOTORS, INC.

HILTON HEAD MITSUBISHI

HOGSTEN AUTO WHOLESALE

HOLLYWOOD IMPORTS

HOLLYWOOD MOTOR CO #3

HOMETOWN AUTO MART, INC

HOMETOWN AUTO, INC.

HONDA CARS OF BRADENTON

HONDA CARS OF ROCK HILL

HONDA EAST

HONDA OF FORT MYERS

HONDA OF FRONTONAC

HONDA OF GAINESVILLE

HONDA OF MENTOR

HONDA OF OCALA

HONDA OF THE AVENUES

HONDA OF TIFFANY SPRINGS

HOOVER AUTOMOTIVE LLC

HOOVER CHRYSLER JEEP OF SAVANN

HOOVER CHRYSLER PLYMOUTH DODGE

HOOVER MITSUBISHI CHARLESTON

HT MOTORS INC

HUBER AUTOMOTIVE

HUBERT VESTER TOYOTA SCION

HUBLER AUTO CENTER, INC.

HUBLER MAZDA SOUTH

HUBLER NISSAN, INC.

HWY 150 BUYERS WAY, INC.

HYUNDAI OF BRADENTON

HYUNDAI OF LOUISVILLE

I 95 TOYOTA & SCION

IDEAL USED CARS INC

IGNITE AUTOMOTIVE

IMAGINE CARS

IMMACULATE AUTO

IMPORT MOTORSPORT, INC

IMPORT’S LTD

INDIANAPOLIS CAR EXCHANGE

INDY MOTOR MARKET

INDY’S UNLIMITED MOTORS

INFINITI OF BEDFORD

INFINITI OF COLUMBUS, LLC

INTEGRITY AUTO SALES, INC.

INTERNATIONAL AUTO SALES

INTERNATIONAL AUTO WHOLESALERS

INTERSTATE AUTO SALES

INTERSTATE MOTORS INC

IVAN LEONARD CHEVROLET

J & C AUTO SALES

J & M AFFORDABLE AUTO, INC.

J & W AUTO

J. FRANLKIN AUTO SALES INC

JACK DEMMER FORD, INC.

JACK MAXTON CHEVROLET INC

JACKIE MURPHY’S USED CARS

JACK’S USED CARS

JAKE SWEENEY CHEVROLET, INC

JAKE SWEENEY MAZDA WEST

JAKE SWEENEY SMARTMART INC

JAKMAX

JARRARD PRE-OWNED VEHICLES

JARRETT FORD HAINES CITY

JARRETT FORD OF PLANT CITY

JASON HATFIELD AUTOMOTIVE

JASON ROSS AUTO SALES LLC

JAY HONDA

JAY PONIIAC BUICK

JAY’S USED CARS, LLC.

JAZ AUTOMOTIVE G LLC

JAZCARS, INC.

JB’S AUTO SALES OF PASCO, INC.

JC AUTOMAX

JC LEWIS FORD, LLC

JCN INC AUTO SALES

JEFF MORRIS AUTO BROKERS LLC

JEFF SCHMITT AUTO GROUP

JEFF WYLEF CHEVROLET OF

JEFF WYLER ALEXANDRIA, INC.115

JEFF WYLER CHEVROLET, INC

JEFF WYLER SPRINGFIELD, INC

JEFFERSON CHEVROLET CO.

JEFFREYS AUTO EXCHANGE

JEFF’S AUTO WHOLESALE

JENKINS ACURA

JENKINS CHRYSLER DODGE JEEP

JENKINS HYUNDAI

JENKINS MAZDA

JENKINS NISSAN, INC.

JENKINS PRE-OWNED AUTO SALES

JEREMY FRANKLINS SUZUKI OF KAN

JERRY BIGGERS CHEVROLET INC

JERRY ULM DODGE INC.

JERRY WILSON’S MOTOR CARS

JERRYS CHEVROLET

JIM BISHOP TOYOTA

JIM BURKE NISSAN

JIM KIRBY AUTOMOTIVE

JIM PREUITT FORD INC

JIM SKINNER FORD INC

JIM WHITE HONDA

JIM WOODS AUTOMOTIVE, INC.

JIMMIE VICKERS INC.

JKB AUTO SALES

JOE FIRMENT CHEVROLET

JOEY D’S AUTO OUTLET

JOHN BLEAKLEY FORD

JOHN CARPENTER FORD INC

JOHN FINGER MAZDA

JOHN HIESTER CHEVROLET

JOHN HIESTER CHRYSLER DODGE

JOHN HINDERER HONDA

JOHN JENKINS, INC.

JOHN M. LANCE FORD LLC

JOHNSON AUTOPLEX

JOSEPH MOTORS

JOSEPH TOYOTA INC.

JPL AUTO EMPIRE

JR’S CAR

JULIANS AUTO SHOWCASE, INC.

JUST DRIVE OF VIRGINIA

JUST-IN-TIME AUTO SALES INC

JW AUTO & TRUCK SALES, INC.

K & B FINANCIAL SERVICES INC

K & M SUZUKI

K T AUTO SALES LLC

KACHAR’S USED CARS, INC.

KAISER PONTIAC BUICK GMC

KAR AUTO SALES LLC

KAR SMART

KARL FLAMMER FORD

KARLEES AUTO INC

KASPER CHRYSLER DODGE JEEP

KEFFER HYUNDAI

KEFFER PRE-OWNED SOUTH

KEITH HAWTHORNE FORD OF

KEITH HAWTHORNE HYUNDAI

KEITH HAWTHORNE HYUNDAI, LLC

KEITH PIERSON TOYOTA

KELLY CADILLAC SAAB HUMMER GMC

KEN GANLEY NISSAN INC

KENNYS AUTO SALES, INC

KEN’S AUTOS

KENS KARS

KERRY NISSAN, INC.

KEY CHRYLSER PLYMOUTH INC

KIA ATLANTA SOUTH

KIA AUTO SPORT

KIA COUNTRY OF SAVANNAH

KIA MALL OF GEORGIA

KIA OF BEFORD

KIA OF CONYERS

KING SUZUKI OF HICORY LLC

KINGDOM MOTOR CARS

KING’S COLONIAL FORD

KINGS FORD, INC

KINGS HONDA

KING’S NISSAN

KINGS OF QUALITY AUTO SALES

KISSELBACK FORD

KNE MOTORS, INC.

KNH WHOLESALE

KO MOTORS

KOE-MAK CORP

KR MOTORS LLC

KUHN HONDA VOLKSWAGON

L & M MOTORS, LLC

LA AUTO STAR, INC.

LAFONTAINE AUTO GROUP

LAGRANGE MOTORS

LAKE KEOWEE CHRYSLER DODGE LLC

LAKE NISSAN SALES, INC.

LAKE NORMAN HYUNDAI

LAKE PLACID MOTOR CAR, INC

LAKELAND CHRYSLER PLYMOUTH,INC

LAKESIDE AUTO SALES, INC.

LAKEWOOD AUTOSALES INC

LALLY ORANGE BUICK PONTIAC GMC

LANCASTER AUTOMOTIVE

LANCASTER MOTOR CO.

LANDERS MCLARTY CHEVROLET

LANDERS MCLARTY SUBARU

LANDMARK CDJ OF MONROE, LLC

LANGDALE HONDA KIA OF

LANIGAN’S AUTO SALES

LARRY JAY IMPORTS, INC

LARRY’S USED CARS

LEBANON FORD LINCOLN

LEE A. FOLGERS, INC.

LEE KIA

LEE’S AUTO SALES, INC

LEES SUMMIT DODGE CHRYSLER JEE

LEGACY TOYOTA

LEGRANGE TOYOTA INC

LENDER SERVICES INC

LEON MARTIN MOTOR COMPANY

LEXUS OF ORANGE PARK

LIBERTY AUTO OUTLET INC

LIBERTY FORD LINCOLN MERC INC

LIBERTY FORD SOUTHWEST, INC

LIBERTY PONTIAC GMC TRUCK, INC

LIBRA AUTO

LIGHTHOUSE AUTO SALES

LIGHTHOUSE TOYOTA

LIGHTNING MOTORS LLC

LIMA AUTO MALL, INC.

LIMBAUGH TOYOTA, INC.

LINDSAY ACURA

LIPTON TOYOTA

LITTLE RIVER TRADING CO OF

LMN AUTO INC

LOCKHART HUMMER, INC.

LOGANVILLE FORD

LOKEY MOTOR CO.

LOKEY NISSAN

LOMBARD AUTO EXCHANGE INC

LONDOFF JOHNNY CHEVROLET INC

LONGSTREET AUTO

LONGWOOD KIA MITSUBISHI

LOU BACHRODT CHEVROLET

LOU FUSZ MITSUBISHI ST. PETERS

LOWERY BROS. OVERSTOCK LLC

LOWEST PRICE AUTO BROKERS INC

LOWEST PRICE TRANSPORTATION

LUXURY AUTO SALES LLC

LUXURY CARS & FINANCIAL, INC.

LUXURY IMPORTS AUTO SALES

LUXURY MOTOR SALES LLC

LUXURY MOTORS LLC

LYNN LAYTON CADILLAC NISSAN IN

LYNNHAVEN LINCOLN MERCURY

M & L IMPORTS INC

M & M AUTO GROUP INC

M & M AUTO SUPER STORE

M & M AUTO WHOLESALERS, LLC

MACHADO AUTO SELL LLC

MACKENNEY AUTO SALES

MAD MOTORS LLC

MADISON STREET MOTORS

MAHER CHEVROLET INC

MAIN AUTO SALES

MALCOLM CUNNINGHAM FORD

MALIBU MOTORS

MALL OF GEORGIA FORD

MALPASS AUTO SALES INC

MANNING MOTORS, INC.

MANNIX MOTORS

MARANATHA CAR CO

MARCH MOTORS INC.

MARIETTA AUTO MALL CENTER

MARIETTA AUTO MART

MARK BRADLEY AUTO SALES

MARK MOTORS, INC.

MARLOZ OF STATESVILLE

MAROONE CHEVROLET

MAROONE CHEVROLET

MAROONE FORD OF MARGATE

MAROONE TOYOTA

MARSHALL FORD

MARSHALL MOTORS OF FLORENCE

MARTENS CLASSIC AUTO

MARTINS USED CARS INC

MAS AUTO GROUP LLC

MASHBURN MOTORS

MASTER CAR INTERNATIONAL, INC

MATHEWS BUDGET AUTO CENTER

MATHEWS FORD INC.

MATHEWS FORD OREGON, INC

MATIA MOTORS, INC

MATT CASTRUCCI

MATTAS MOTORS

MATTHEWS MOTOR COMPANY

MATTHEWS MOTORS INC.

MAXTON MOTORS OF BENTON HARBOR

MAZDA OF SOUTH CHARLOTTE

MAZDA SAAB OF BEDFORD

MCELVEEN PONTIAC BUICK GMC

MCGEORGE TOYOTA TOYOTA

MCGHEE AUTO SALES INC.

MCJ AUTO SALES OF CENTRAL FLOR

MCKENNEY CHEVROLET

MCKENNEY DODGE LLC

MCPHAILS AUTO SALES

MCVAY MOTORS, INC.

MECHANICSVILLE HONDA

MEDINA AUTO BROKERS

MEEKS AUTO HAUS INC

MENTOR IMPORTS,INC.

MEROLLIS CHEVROLET SALES

METRO HONDA

MICCO MOTORS

MICHAEL’S AUTO

MICRO FINANCE LLC

MID AMERICA AUTO GROUP

MID ATLANTIC AUTO SALES NETWOR

MID RIVERS CHRYSLER JEEP DODGE

MIDDLETOWN FORD, INC

MIDFIELD MOTOR COMPANY, INC.

MIDTOWN AUTO LLC

MID-TOWN MOTORS LLC

MIDWEST AUTO GROUP LLC

MIDWEST MOTORS & TIRES

MIDWESTERN AUTO SALES, INC.

MIKE BASS FORD

MIKE CASTRUCCI FORD OF ALEX

MIKE ERDMAN TOYOTA

MIKE PRUITT HONDA, INC

MIKE REED CHEVROLET INC

MIKE SHAD FORD

MIKE SHAD NISSAN

MIKE THOMAS AUTO SALES

MIKE WILSON CHEVROLET

MIKES TRUCKS AND CARS

MILLENIUM AUTOMOTIVE GROUP

MILTON B PRICE

MINIVAN SOURCE, INC.

MIRACLE CHRYSLER DODGE JEEP

MISSION AUTOMOTIVE, LLC

MODERN CORP

MODERN NISSAN CONCORD LLC

MODERN TOYOTA

MONROE DODGE/CHRYSLER INC.

MONTGOMERY CHEVROLET

MONTGOMERY MOTORS

MONTROSE FORD LINCOLN/MERCURY

MONTROSE TOYOTA

MONTROSE TRI COUNTY KIA

MOORE NISSAN

MOORING AUTOMOTIVE GROUP LLC

MORGAN COUNTY AUTO & FIANCE

MORONI AUTO SALES INC

MOTOR CAR CONCEPTS II

MOTOR CARS HONDA

MOTOR WORLD INC

MOTORCARS TOYOTA

MOTORMAX OF GR

MOTORMAXX

MOTORSPORTS AUTO SALES

MOTORSPORTS AUTO SALES INC

MOTORSPORTS UNLIMITED INC

MOTORVATION, LLC

MR CARE AUTO

MULLINAX FORD OF PALM BEACH

MURPHY MOTORS

MURRAY’S USED CARS

MUSSELMAN’S DODGE

N & D AUTO SALES, INC.

NALLEY HONDA

NAPLETON’S HYUNDAI

NAPLETONS NISSAN/NAPLETONS

NAPLETON’S NORTH PALM AUTO PK

NAPLETON’S RIVER OAKS CHRYSLER

NAPLETON’S RIVER OAKS KIA

NARCAR AUTO SALES INC

NASH CHEVROLET COMPANY

NATIONAL AUTO SALES 1 LLC

NATIONAL CAR MART, INC

NATIONAL MOTORS, INC.

NAVA MOTORS CORP

NELSON MAZDA RIVERGATE

NEW DAWN AUTO MALL

NEW MILLENNIUM AUTO SALES, INC

NEW WAY AUTOMOTIVE

NEWTON’S AUTO SALES, INC.

NEXT GENERATION MOTORS, INC.

NEXT LEVEL AUTO BROKERS LLC

NICE RIDE AUTO WHOLESALE LLC

NICHOLAS DATA

NIMNICHT CHEVROLET

NIMNICHT PONTIAC

NISSAN OF BRANDON

NISSAN OF GALLATIN

NISSAN OF MELBOURNE

NISSAN OF SOUTH HOLLAND

NISSAN OF ST AUGUSTINE

NISSAN SOUTH

NORTH AMERICAN FLEET SALES INC

NORTH ATLANTA AUTO SUPERSTORE

NORTH ATLANTA MOTORS LLC

NORTH BROTHERS FORD, INC

NORTH FLORIDA LINCOLN MERCURY

NORTH HILLS AUTO SALES

NORTH POINT CHRYSLER JEEP

NORTHGATE AUTO SALES

NORTHLAND AUTO SALES

NORTHWOOD AUTO SALES LLC

NOUR AUTO SALES INC

NOURSE CHILLICOTHE

OASIS AUTO SALES INC

OCEAN HONDA

OCEAN MAZDA

O’CONNOR AUTOMOTIVE, INC

O’DANIEL MOTOR SALES, INC.

OLD SOUTH SALES INC.

OLIVER C. JOSEPH, INC.

ON THE ROAD AGAIN, INC.

ON TRACK AUTO MALL, INC.

ONE SOURCE AUTOMOTIVE SOLUTION

ORANGE CITY MOTORS, INC.

ORANGE PARK DODGE

ORANGE PARK MITSUBISHI

ORANGE PARK MITSUBISHI

ORLANDO AUTOS

OSCAR MOTORS CORPORATION

OXMOOR FORD LINCOLN MERCURY

PALM AUTOMOTIVE GROUP

PALM BAY MOTORS

PALM BEACH AUTO DIRECT

PALM BEACH AUTO GROUP INC

PALM CHEVROLET

PALM CHEVROLET OF GAINESVILLE

PALM KIA

PALMETTO FORD

PALMETTO PREOWNED

PALMETTO WHOLESALE MOTORS

PANHANDLE AUTOMOTIVE INC.

PARADIGM MOTORS OF TAMPA

PARADISE COASTAL AUTOMOTIVE IN

PARAMOUNT AUTO

PARK AUTO MALL, INC

PARKS AUTOMOTIVE, INC

PARKWAY FORD, INC.

PARKWAY MITSUBISHI

PARKWAY MOTORS INC

PARKWAY MOTORS INC

PARKWOOD MOTORS, INC

PATRICK O’BRIEN JR, CHEV. INC.

PATRIOT AUTOMOTIVE SALES &

PATRIOT CHEVROLET

PAUL WALSH NISSAN INC

PAYDAY MOTOR SALES

PAYLESS CAR LLC

PEACHTREE MOTORSPORTS SALES &

PEARSON IMPORTS, INC.

PEDIGO’S HEARTLAND CROSSING

PEGGY’S AUTO SALES

PELHAM’S AUTO SALES

PENSACOLA AUTO BROKERS, INC

PERFORMANCE CHEVROLET SUBARU

PERFORMANCE GMC OF

PETE MOORE CHEVROLET, INC

PETE MOORE IMPORTS, INC

PETERS AUTO SALES, INC.

PETE’S AUTO DETAILING AUTO SAL

PHIL STEINLE CHEVROLET BUICK

PHILLIPS BUICK PONTIAC GMC INC

PHILLIPS CHRYSLER-JEEP, INC

PIEDMONT AUTO SALES NETWORK

PIEMONTES DUNDEE CHEVROLET

PILES CHEV-OLDS-PONT-BUICK

PINEVILLE IMPORTS

PINNACLE AUTO

PIONEER AUTO BROKER

PIRTLE & HOWERTON AUTOMOTIVE

PJ AUTO TRADING INC

PLAINFIELD AUTO SALES, INC.

PLANET AUTO

PLANET FIAT

PLANET MOTORS

PLATINUM AUTO SALES & LEASING

PLATTNER’S

PLAZA PONTIAC BUICK GMC INC

POMPANO HONDA

PORT MOTORS

PORT ORANGE SALES LLC

POTAMKINS PLANET DODGE CHRYSLE

POWER PONTIAC GMC OLDSMOBILE

PRE-AUCTION AUTO SALES INC

PRECISION AUTOMOTIVE CENTER

PREFERRED AUTO

PREMIER AUTO BROKERS, INC.

PREMIER AUTO EXCHANGE

PREMIER AUTO SALES LLC

PREMIER DODGE CHRYSLER JEEP

PREMIER MOTORCAR GALLERY

PREMIER ONE MOTOR CARS INC

PREMIERE CHEVROLET, INC.

PREMIUM AUTO BY RENT

PREMIUM AUTO SALES AND SERV

PREMIUM MOTORS LLC

PRESSLEY AUTO SALES LLC

PRESTIGE CARS INC

PRESTIGE MOTORS

PRESTIGE MOTORS OF VIERA

PRESTON AUTO OUTLET

PRESTON HYUNDAI

PRICED RIGHT CARS, INC

PRIME MOTORS INC

PRIME MOTORS, INC.

PRO MOTION CO INC

PROCAR

PROFESSIONAL AUTO SALES

PUGMIRE FORD LLC

QUALITY BANK REPOS

QUALITY CARS

QUALITY IMPORTS

QUALITY IMPORTS, INC

R & B CAR COMPANY

R & N AUTO SALES INC

R.K. CHEVROLET

RANDY WISE CHEVROLET BUICK

RANKL & RIES MOTORCARS, INC

RAY PEARMAN LINCOLN MERCURY

RAY SKILLMAN EASTSIDE

RAY SKILLMAN FORD INC.

RAY SKILLMAN NORTHEAST BUICK G

RAY SKILLMAN WESTSIDE

RAYMOND CHEVROLET KIA

RED HOAGLAND HYUNDAI, INC.

RED HOLMAN BUICK PONTIAC GMC

RED SHAMROCK LLC

REDMOND AUTOMOTIVE

REDSKIN AUTO SALES INC

REED LALLIER CHEVROLET

REGAL CARS OF FLORIDA INC

REGAL MOTORS, INC.

REGAL PONTIAC, INC.

REGISTER CHEVROLET & OLDS

RELIABLE TRUCK SALES

RELIANCE MOTORCARS LLC

RENOWNED AUTO SALES

REVENEL FORD INC

RICH FORD LINCOLN MERCURY

RICK CASE HYUNDAI

RICK CASE MOTORS, INC.

RICK HENDRICK CHEVROLET

RICK HENDRICK DODGE CHRYSLER J

RICK HENDRICK JEEP CHRYSLER

RICK MATTHEWS BUICK PONTIAC

RIDE TIME, INC.

RIGHTWAY AUTOMOTIVE CREDIT

RIOS MOTORS

RIVER CITY AUTO CENTER

RIVER CITY AUTO SALES INC

RIVERBEND FORD

RIVERCHASE KIA

RIVERGATE TOYOTA

RIVERS EDGE MOTORS, LLC

RIVERSIDE MOTORS, INC

RIVERTOWN TOWN AUTO SALES INC

ROBINSON AUTOMOTIVE GROUP

ROBKE CHEVROLET COMPANY

ROCK BOTTOM AUTO SALES, INC.

ROCK SOLID AUTOMOTIVE INC

ROCKY’S AUTO SALES, INC.

ROD HATFIELD CHEVROLET, LLC

ROD HATFIELD CHRYSLER DGE JEEP

ROGER DEAN BUICK

ROGER DEAN CHEVROLET

ROGER WILSON MOTORS INC

RON BUTLER MOTORS, LLC

ROSE CITY MOTORS

ROSE CITY MOTORS

ROSE CITY MOTORS 2

ROSWELL AUTO IMPORT

ROUEN MOTORWORKS LTD

ROUTE 4 AUTO STORE

ROWE AUTOMOTIVE LLC

ROY O’BRIEN, INC

ROYAL AUTO SALES

ROYAL AUTO SALES

ROYAL AUTO SALES INC

ROYAL MOTORS OF MIDDLEBURY INC

RPM AUTO SALES

RPM AUTO SALES LLC

RT 177 AUTO SALES INC

RUDOLPH’S AUTO GROUP INC

S & S PREOWNED CARS LLC

S S AUTO INC

SABISTON MCCABE AUTO SOLUTIONS

SALTON MOTOR CARS INC

SAM GALLOWAY FORD INC.

SANDERSON AUTO SALES INC

SANSING CHEVROLET, INC

SARASOTA FORD

SATURN OF GREENSBORO

SAULS MOTOR COMPANY, INC.

SAV MOR AUTOS

SAVANNAH AUTO

SAVANNAH AUTOMOTIVE GROUP

SAVANNAH MOTORS

SC AUTO SALES

SCARRITT MOTORS INC

SCHAELL MOTORS

SCHUMACHER AUTOMOTIVE

SCHUMACHER MOTOR SALES

SCOGGINS CHEVROLET OLDS BUICK

SCOTT CLARK HONDA

SECOND CHANCE MOTORS

SEELYE WRIGHT KIA OF HOLLAND

SEELYE WRIGHT OF BATTLE CREEK

SELECT AUTO CENTER

SELECT IMPORTS

SELECT MOTORS OF TAMPA INC.

SELECTIVE AUTO & ACCESSORIES

SELECTIVE AUTO SOURCE

SEMINOLE SUBARU INC.

SERPENTI CHEVROLET OF ORVILLE

SERRA AUTOMOTIVE

SERRA CHEVROLET, INC.

SEXTON AUTO SALES, INC

SHAFER PREFERRED MOTORS INC

SHAFFER HYUNDAI INC

SHAMBURG AUTO SALES

SHARPNACK FORD

SHAWNEE MOTORS GROUP

SHEEHAN PONTIAC

SHEEHY NISSAN

SHELBYVILLE AUTO SALES LLC

SHERDAN ENTERPRISES LLC

SHERWOOD AUTO & CAMPER SALES

SHORELINE AUTO CENTER INC

SIDDEN AUTOMOTIVE GROUP LLC

SIGN & DRIVE AUTO SALES LLC

SIGNATURE FORD LINCOLN MERCURY

SIGNATURE MOTORS USA LLC

SIMS BUICK PONTIAC, LLC

SINCLAIR DAVE LINCOLN MERCURY

SINQUEFIELD’S CHOICE AUTO

SMITH & CURRIE MOTOR CO

SMITH FIELD AUTO CENTER LLC

SOLAR AUTO SALES INC

SONS HONDA

SOUTH 71 AUTO SALES

SOUTH ATLANTA INVESTMENTS INC

SOUTH CHARLOTTE PREOWNED AUTO

SOUTH COUNTY AUTO CENTER

SOUTH COUNTY AUTO PLAZA

SOUTH I-75 CHRYSLER DODGE JEEP

SOUTH OAK DODGE INC

SOUTHEAST JEEP EAGLE

SOUTHERN AUTO BROKERS

SOUTHERN AUTOMOTIVE ENTERPRISE

SOUTHERN MOTOR COMPANY

SOUTHERN MOTORS OF SAVANNAH

SOUTHERN SELECT AUTO SALES

SOUTHERN STAR AUTOMOTIVE

SOUTHERN STATES NISSAN, INC.

SOUTHERN TRUST AUTO SALES

SOUTHFIELD JEEP-EAGLE, INC.

SOUTHGATE FORD

SOUTHGATE LINCOLN LLC

SOUTHPORT MOTORS

SOUTHTOWN MOTORS HOOVER

SOUTHTOWNE ISUZU

SOUTHWEST AUTO SALES

SOUTHWEST AUTOMOTIVE LLC

SPACE COAST HONDA

SPARTAN LINCOLN MERCURY

SPARTANBURG CHRYSLER JEEP INC

SPECIALTY MOTORS

SPIRIT CHEVROLET-BUICK INC.

SPIRIT FORD INC

SPITZER AUTOWORLD SHEFFIELD

SPITZER KIA

SPITZER MOTOR CITY

ST LOUIS CARS & CREDIT INC

STAN MCNABB CHRYSLER DODGE

STAN’S CAR SALES

STAR CARS, INC.

STARK AUTO GROUP

STARK AUTO SALES

STARRS CARS AND TRUCKS, INC

STEARNS MOTORS OF NAPLES

STEPHEN A FINN AUTO BROKER

STEVE AUSTINS AUTO GROUP INC

STEVE CALDWELL AUTOMOTIVE LLC

STEVE RAYMAN CHEVROLET, LLC

STEVE SORENSON CHEVROLET INC.

STEWART MOTORS

STINGRAY CHEVROLET

STL AUTO BROKERS

STOKES BROWN TOYOTA SCION

STOKES HODGES PRE-OWNED

STOKES HONDA CARS OF BEAUFORT

STOKES KIA

STOUT SALES

STRENGTH AUTO SALES

STRICKLAND AUTO SALES, INC.

STROM ALTMAN SUZUKI INC

STYKEMAIN CHEVROLET PONTIAC

SUBARU CONCORD

SUBARU OF DAYTON

SUBARU OF KENNESAW LLC

SUBARU OF PEMBROKE PINES

SUBARU SOUTH BLVD

SUBURBAN CHRYSLER JEEP DODGE

SUBURBAN MOTORS INC

SUBURBAN OF W. MICHIGAN

SUFFIELD MOTORS

SULLIVAN BUICK GMC INC

SULLIVAN PONTIAC CADILLAC GMC

SUMMIT PLACE KIA

SUMMIT PRE-OWNED OF RALEIGH

SUMMIT WEST AUTO GROUP LLC

SUN HONDA

SUN TOYOTA

SUNBELT CHRYSLER JEEP DODGE

SUNBELT HONDA

SUNCOAST CHRYSLER PLYMOUTH

SUNCOAST KIA

SUNNY FLORIDA MOTORS, INC.

SUNNYSIDE TOYOTA

SUNRISE MOTORS INC

SUNSET DODGE, INC

SUNSET MOTORS

SUNSHINE AUTO BROKERS INC

SUNSTATE FORD

SUPER AUTO SALES

SUPER AUTO SALES

SUPERIOR ACURA

SUPERIOR AUTO SALES

SUPERIOR CHEVROLET

SUPERIOR HYUNDAI SOUTH

SUPERIOR MOTORS NORTH

SUPERSTORE BUYHERE PAYHERE LLC

SUPRA ENTERPRISES

SUPREME AUTO INC

SUPREME MOTORS OF NASHVILLE

SUSKIS AUTO SALES

SUTHERLIN NISSAN OF FT. MYERS

SUTHERLIN NISSAN ORLANDO

SUZUKI OF NASHVILLE

SWEENEY BUICK PONTIAC GMC

SWEENEY CHEVROLET

T & L AUTO SALES

TAG AUTO

TAMERON AUTOMOTIVE GROUP

TAMIAMI FORD, INC.

TAMPA AUTO SOURCE INC

TAMPA BAY AUTO FINANCE

TAMPA HONDALAND

TAMPA MITSUBISHI

TAPPER AUTO SALES

TARGET AUTOMOTIVE

TATE DODGE CHRYSLER JEEP INC

TAYLOR AUTO SALES

TAYLOR AUTO SALES INC.

TAYLOR CADILLAC, INC

TAYLOR MORGAN INC

TAYLOR’S AUTO SALES

TDR AUTO PLAZA LLC

TEAM AUTOMOTIVE

TEAM FORD OF MARIETTA

TEAM NISSAN OF MARIETTA

TED CIANOS USED CAR CENTER

TED’S AUTO SALES, INC.

TELEGRAPH CHRYSLER JEEP, INC.

TENNESSEE AUTOPLEX, LLC

TERRY CULLEN CHEVROLET

TERRY LABONTE CHEVROLET

TERRY LEE HONDA

TERRY REID KIA

TERRY’S AUTO SALES, INC.

THE 3445 CAR STORE, INC.

THE AUCTION WAY CO INC

THE AUTO GROUP LLC

THE AUTO LIVERY

THE AUTO PARK INC

THE AUTO STORE

THE AUTO STORE

THE AUTO STORE

THE CAR AND TRUCK STORE LLC

THE CAR CABANA OF

THE CAR COMPANY SUZUKI

THE CAR CONNECTION, INC.

THE CAR MAN LLC

THE CAR SHACK

THE CAR SHOPPE LLC

THE CAR STORE INC.

THE LUXURY AUTOHAUS INC.

THE PEOPLES CAR COMPANY

THE PRE OWNED TRUCK STORE LLC

THE TOY STORE

THE TRUCK LINK, LLC

THOMAS & SON INC.

THOMAS AUTO MART, INC.

THOMAS CHEVROLET BUICK PONTIAC

THOMAS NIEWIEK AUTO INC

THOMAS OF CAIRO, CHEV, PONT

THOMASVILLE TOYOTA

THOMPSON FORD

THORNTON CHEVROLET, INC

THORNTON ROAD HYUNDAI

THRIFTY CAR SALES

THRIFTY CAR SALES

TIFFIN FORD LINCOLN MERCURY

TILLMAN AUTO LLC

TIM LALLY CHEVROLET, INC

TIM TAYLOR AUTO SALES

TINKER BOYD USED CARS

TNT AUTO SALES INC

TODD WENZEL BUICK PONTIAC GMC

TOM BUSH AUTO PLEX

TOM GILL CHEVROLET

TOM HOLZER FORD

TOM KELLEY BUICK GMC PONTIAC

TOM WOOD FORD

TOM WOOD TOYOTA, INC.

TOMLINSON MOTOR COMPANY OF

TONY BETTEN & SONS FORD

TONY ON WHEELS, INC.

TOP CHOICE AUTO SALES INC

TOP KNOTCH MOTORS

TOTAL CYCLE CARE INC

TOTH BUICK

TOWN & COUNTRY AUTO & TRUCK

TOWN & COUNTRY AUTO SALES, LLC

TOWN & COUNTRY DODGE, INC

TOWN & COUNTRY FORD

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY SELECT

TOWN CENTER KIA

TOWNE EAST AUTO

TOYOTA OF ALBANY

TOYOTA OF BEDFORD

TOYOTA OF CINCINNATI CO, INC.

TOYOTA OF HOLLYWOOD

TOYOTA OF LOUISVILLE, INC.

TOYOTA OF WINTER HAVEN

TOYOTA SCION NORTH CHARLESTON

TOYOTA SOUTH

TOYOTA WEST/SCION WEST

TOYOTA-LEXUS OF MELBOURNE

TRADEWINDS MOTOR CENTER

TREASURE COAST IMPORTS LLC

TRI-COUNTY CHRYSLER PRODUCTS

TRI-COUNTY MOTORS

TRINITY AUTOMOTIVE

TRIPLE M AUTO CONSULTANTS

TROPICAL AUTO SALES

TROPICAL AUTO SALES LLC

TROPICAL FORD

TROUTMAN MOTORS, INC.

TROY AUTO GROUP

TROY FORD INC

TRUSSVILLE WHOLESALE AUTOS

TRYON AUTO MALL

TUBBS AUTO SALES LLC

TUTWILER AUTOMOTIVE INC

TWIN CITY CARS INC

TWO RIVERS USED CAR STORE

ULTIMATE IMAGE AUTO, INC

UNION CITY NISSAN

UNIQUE AUTO MART INC

UNIQUE AUTO SALES, LLC

UNIQUE SPORT & IMPORTS INC

UNITED AUTO BROKERS

UNIVERSAL CHEVROLET CO

UNIVERSAL FORD SALES, INC.

UNIVERSITY AUTO & TRUCK

UNIVERSITY HYUNDAI OF DECATUR

UNIVERSITY KIA

UNIVERSITY MOTORS

UNIVERSITY NISSAN

US 1 CHRYSLER DODGE JEEP

US AUTO MART INC

US MOTORS

USA AUTO & LENDING INC

USA MOTORCARS

U-SAVE AUTO RENTAL

USED CAR FACTORY INC

USED CAR SUPERMARKET

V AND E ENTERPRISES

VA CARS INC

VADEN CHEVROLET BUICK PONTIAC

VADEN NISSAN, INC.

VAN DEVERE, INC

VAN PAEMEL SALES

VANGUARD AUTO CENTER INC

VANN YORK NISSAN, INC.

VANN YORK PONTIAC BUICK GMC

VANN YORK TOYOTA, INC

VARIETY MOTORS, INC.

VARSITY LINCOLN MERCURY

VEHICLES 4 SALES, INC.

VELOCITY MOTORS INC

VETERANS FORD

VIC OSMAN LINCOLN MERCURY, INC

VICTORIA MOTORS, LLC

VICTORY CHEVROLET LLC

VICTORY HONDA OF MONROE

VICTORY NISSAN

VILLAGE AUTO OUTLET INC

VILLAGE AUTOMOTIVE

VILLAGE FORD INC

VILLAGE MOTOR SALES, INC.

VINCE WHIBBS PONTIAC-GMC

VININGS ENTERPRISES INC

VIP AUTO GROUP, INC.

VIRGINA MOTOR CO.

VOGUE MOTOR CO INC

VOLVO OF CLEARWATER

VW OF ORANGE PARK

W.P.B. AUTOMART/KIA

WADE FORD INC

WADE RAULERSON BUICK GMC

WALKER FORD CO., INC.

WALLACE MAZDA

WALLACE NISSAN

WALSH AUTO BODY, INC

WALSH HONDA

WALTERS AUTO SALES AND RENTALS

WARD AUTO SALES

WARREN TOYOTA

WAYLAND CARS 2 GO

WAYLAND MOTOR SALES

WAYNESVILLE AUTO MART

WE FINANCE AUTO SALES LLC

WE NO KARS LLC

WEINLE AUTO SALES

WESLEY CHAPEL TOYOTA

WEST CLAY MOTOR COMPANY LLC

WEST COAST CAR & TRUCK SALES

WEST MOBILE AUTOMOTIVE

WEST SIDE TOYOTA

WESTERN AVENUE NISSAN INC

WESTSIDE AUTO

WESTSIDE AUTO GROUP LLC

WESTVIEW MOTORS, INC.

WHEEL UNIK AUTOMOTIVE &

WHEELS & DEALS AUTO SALES

WHEELS & DEALS AUTO SALES OF

WHITE ALLEN HONDA

WHITTEN AUTO CENTER

WHOLESALE DIRECT

WHOLESALE, INC

WILLETT HONDA SOUTH

WILLIAMS AUTO SALES LEASE INC

WILLIAMSBURG CHRY JEEP

WILLS MOTOR SALES

WILMINGTON AUTO CENTER

WILMINGTON MOTORS INC

WINTER PARK AUTO MALL CORP

WMS MOTOR SALES, LTD

WOLFGANG MOTOR GROUP

WORLD AUTO

WORLD CAR CENTER & FINANCING

WORLD CLASS MOTORS

WORLD FORD STONE MOUNTAIN

WORLEY AUTO SALES

WOW CAR COMPANY

WULLENWEBER MOTORS

WYRICK AUTO SALES

XL1 MOTORSPORTS, INC

XTRAUTO

XTREME SALES & LEASING LLC

YADKIN ROAD AUTO MART

YARK AUTOMOTIVE GROUP, INC

YERTON LEASING & AUTO SALES

YM EURO CARS INC

YOUR DEAL AUTOMOTIVE

Z IMPORTS SALES & SERVICE INC

ZAPPIA MOTORS

ZEIGLER CHRYSLER DODGE JEEP